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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (Date of earliest event reported):

                                 August 9, 2004

                         Luminent Mortgage Capital, Inc.
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             (Exact Name of Registrant As Specified in its Charter)

          Maryland                 012-36309                06-1694835
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)        Identification Number)

                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133
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               (Address of Principal Executive Offices) (Zip Code)

                                 (415) 486-2110
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit 99.1

      Press Release of the Registrant dated August 9, 2004

Item 12. Results of Operations and Financial Condition

         On August 9, 2004, Luminent Mortgage Capital, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of that release is furnished as Exhibit 99 to this report.

         The information in this Current Report on Form 8-K (including the exhibit incorporated into this Item 12 by reference) is being is provided under Item 12 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LUMINENT MORTGAGE CAPITAL, INC.
                                                   (Registrant)

Date: August 9, 2004                     By:   /s/ Christopher J. Zyda
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                                                 Christopher J. Zyda
                                               Senior Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                     Description
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     99.1          Press release of the Registrant dated August 9, 2004